UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 7, 2003

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

        0-20852                                          16-1387013
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

            2000 Technology Parkway, Newark, New York     14513
            -----------------------------------------     -----
           (Address of principal executive offices)     (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1 Press Release dated August 7, 2003

Item 12. Results of Operations and Financial Condition.

      On August 7, 2003, Ultralife Batteries, Inc. (the "Company") issued a press release setting forth the Company's financial results for the second quarter of 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.

Dated: August 7, 2003                    By: /s/Robert W. Fishback
                                             ------------------------------
                                             Robert W. Fishback
                                             Vice President - Finance and
                                             Chief Financial Officer


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                                Index to Exhibits

(99) Additional Exhibits

     99.1 Press Release dated August 7, 2003


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